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                                                      Exhibit 23


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB into the Company's previously filed Registration Statements Nos. 33-30345 and 33-60574.

                                                           ARTHUR ANDERSEN LLP

New York, New York
March 29, 1996


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